Exhibit 21
GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF JANUARY 31, 2024

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
American Overseas Marine Company, LLC	Delaware	100
Applied Physical Sciences Corp.	Connecticut	100
ARMA Global Corporation	Florida	100
Avion Logistics Limited	Hong Kong	100
Bath Iron Works Canada, LLC	Delaware	100
Bath Iron Works Corporation	Maine	100
Blueprint Technologies, Inc.	Virginia	100
Braintree I Maritime Corp.	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Concord I Maritime Corporation	Delaware	100
Concord II Maritime Corporation	Delaware	100
Concord III Maritime Corporation	Delaware	100
Concord IV Maritime Corporation	Delaware	100
Concord V Maritime Corporation	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
CSC Computer Sciences Egypt LLC	Egypt	100
CSRA (Costa Rica) S.A.	Costa Rica	100
CSRA (Guyana) Inc.	Guyana	100
CSRA (Middle East) LLC	Virginia	100
CSRA Argentina S.R.L.	Argentina	100
CSRA Bahamas Limited	Bahamas	100
CSRA Belgium SRL	Belgium	100
CSRA BH d.o.o.	Bosnia and Herzegovina	100
CSRA Bolivia S.R.L.	Bolivia	100
CSRA Brasil Servicos de Tecnologia Ltda.	Brazil	100
CSRA Canada Inc.	Canada	100
CSRA Caribbean Inc.	Nevada	100
CSRA Chile SpA	Chile	100
CSRA Colombia SAS	Colombia	100
CSRA Consular Services Holding Company LLC	Nevada	100
CSRA Consular Services Inc.	Nevada	100
CSRA Consular Services India Private Limited	India	100
CSRA France SARL	France	100
CSRA Honduras, Sociedad Anonima	Honduras	100
CSRA Information Technology Spain, SL	Spain	100
CSRA Ireland Limited	Ireland	100
CSRA Italy S.R.L.	Italy	100
CSRA Kosovo L.L.C.	Kosovo	100

CSRA LATAM LLC	Virginia	100
CSRA Mexico S. de R.L. de C.V.	Mexico	100
CSRA Netherlands B.V.	Netherlands	100
CSRA Nicaragua, Sociedad Anonima	Nicaragua	100
CSRA Paraguay, S.A.	Paraguay	100
CSRA Peru S.R.L.	Peru	100
CSRA Senegal SARL	Senegal	100
CSRA South Africa (Pty) Ltd	South Africa	100
CSRA State and Local Solutions LLC	Nevada	100
CSRA Trinidad & Tobago Limited	Trinidad and Tobago	100
CSRA Turkey Bilisim Teknolojileri Limited Sirketi	Turkey	100
CSRA Uruguay S.R.L.	Uruguay	100
CSRA Visa Services Israel Ltd.	Israel	100
CSRAIT - Information Services Portugal, Unipessoal LDA	Portugal	100
Customer Services Ecuador CSRA S.A.	Ecuador	100
DynPort Vaccine Company, LLC	Virginia	100
Eagle Enterprise, Inc.	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
EBV Explosives Environmental Company	Delaware	100
ELCS-CZ, s.r.o.	Czech Republic	100
Electric Boat - Australia, LLC	Delaware	100
Electric Boat - UK, LLC	Delaware	100
Electric Boat Canada, LLC	Delaware	100
Electric Boat Corporation	Delaware	100
Electric Boat France, LLC	Delaware	100
Electrocom, Inc.	Delaware	100
Expro Finance Inc.	Canada	100
ForeSight Technology Services, LLC	Virginia	100
Freeman United Coal Mining Company, LLC	Delaware	100
GD Arabia Limited	Saudi Arabia	100
GD European Land Systems - Steyr GmbH	Austria	100
GD European Land Systems Holding GmbH	Austria	100
General Dynamics - OTS (Global), Inc.	Delaware	100
General Dynamics AIS Australia Pty Ltd	Australia	100
General Dynamics Canadian Finance Inc.	Canada	100
General Dynamics Canadian Holdings Inc.	Canada	100
General Dynamics Commercial Cyber Services, LLC	Virginia	100
General Dynamics European Finance Limited	England and Wales	100
General Dynamics European Land Systems - Austria GmbH	Austria	100
General Dynamics European Land Systems – Bridge Systems GmbH	Germany	100
General Dynamics European Land Systems - Czech s.r.o.	Czech Republic	100
General Dynamics European Land Systems - Deutschland GmbH	Germany	100
General Dynamics European Land Systems - FWW GmbH	Germany	100
General Dynamics European Land Systems - Mowag GmbH	Switzerland	100
General Dynamics European Land Systems Botswana Proprietary Ltd.	Botswana	100
General Dynamics European Land Systems Denmark ApS	Denmark	100
General Dynamics European Land Systems Romania S.R.L.	Romania	100
General Dynamics European Land Systems, S.L.	Spain	100
General Dynamics Global Force, LLC	Delaware	100

General Dynamics Global Holdings Limited	England and Wales	100
General Dynamics Global Imaging Technologies, LLC	Delaware	100
General Dynamics Government Satellite Services, LLC	Delaware	100
General Dynamics Government Systems Corporation	Delaware	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Information Technology Dominican Republic, S.A.S.	Dominican Republic	100
General Dynamics Information Technology Eagle, LLC	Delaware	100
General Dynamics Information Technology El Salvador, S.A.	El Salvador	100
General Dynamics Information Technology Guatemala	Guatemala	100
General Dynamics Information Technology Honduras, S. de R.L.	Honduras	100
General Dynamics Information Technology, Inc.	Virginia	100
General Dynamics Information Technology Nicaragua, C. de R.L.	Nicaragua	100
General Dynamics Information Technology Panama Holding, Inc.	Panama	100
General Dynamics International Corporation	Delaware	100
General Dynamics Land Systems - Australia Pty. Ltd.	Australia	100
General Dynamics Land Systems - Canada Corporation	Canada	100
General Dynamics Land Systems - Canada Services Inc.	Canada	100
General Dynamics Land Systems - Canadian Services Limited	Canada	100
General Dynamics Land Systems - Force Protection Inc.	Nevada	100
General Dynamics Land Systems – Global LLC	Delaware	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Land Systems Holdings LLC	Delaware	100
General Dynamics Land Systems Inc.	Delaware	100
General Dynamics Land Systems Polska, LLC	Poland	100
General Dynamics Limited	England and Wales	100
General Dynamics Marine Systems, Inc.	Delaware	100
General Dynamics Mission Systems Asia-Pacific SDN BHD	Brunei	100
General Dynamics Mission Systems International Limited	England and Wales	100
General Dynamics Mission Systems Overseas Company, LLC	Delaware	100
General Dynamics Mission Systems, Inc.	Delaware	100
General Dynamics Mission Systems – Italy S.R.L.	Italy	100
General Dynamics Motion Control, LLC	Delaware	100
General Dynamics One Source, LLC	Delaware	100
General Dynamics Ordnance and Tactical Systems - Canada Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems - Canada Valleyfield Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems - Simunition Operations, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (Niceville), Inc.	Florida	100
General Dynamics OTS (Wilkes Barre), LLC	Pennsylvania	100
General Dynamics Overseas Systems and Services Corporation	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
General Dynamics Satellite Communication Services, LLC	Delaware	100
General Dynamics Saudi Holdings, S.L.	Spain	100
General Dynamics Shared Resources, LLC	Delaware	100
General Dynamics Support Services Company	Delaware	100

General Dynamics Swiss Financial Management Limited	England and Wales	100
General Dynamics United Kingdom Limited	England and Wales	100
General Dynamics Worldwide Holdings, Inc.	Delaware	100
General Dynamics-OTS, Inc.	Delaware	100
GM GDLS Defense Group, L.L.C.	Delaware	100
GPS Source, Inc.	Colorado	100
Gulfstream 100 Holdings LLC	Delaware	100
Gulfstream Aerospace Corporation (CA)	California	100
Gulfstream Aerospace Corporation (DE)	Delaware	100
Gulfstream Aerospace Corporation (GA)	Georgia	100
Gulfstream Aerospace Corporation (OK)	Oklahoma	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace Hong Kong Limited	Hong Kong	100
Gulfstream Aerospace LLC	Delaware	100
Gulfstream Aerospace LP	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream Aerospace, Ltd.	England and Wales	100
Gulfstream Aerospace, Sociedad de Responsabilidad Limitada de Capital Variable (S. de R.L. de C.V.)	Mexico	100
Gulfstream Austria, GmbH	Austria	100
Gulfstream Do Brasil Servicos De Suporte E Manutencao A Aeronaves Ltda.	Brazil	100
Gulfstream International Corporation	Delaware	100
Gulfstream Leasing LLC	Georgia	100
Gulfstream Product Support Corporation	Delaware	100
Gulfstream Services Corporation	Georgia	100
Gulfstream Tennessee Corporation	Delaware	100
Gulfstream-California, Inc.	Delaware	100
Hawker Pacific Asia Holdings Pte Ltd	Singapore	100
Information Services Consulting Limited	England and Wales	100
Interiores Aereos S.A. de C.V.	Mexico	100
International Manufacturing Technologies, Inc.	California	100
Janteq Australia PTY Limited	Australia	100
Janteq Corp.	Maryland	100
Jet Aviation (Asia Pacific) Pte Ltd	Singapore	100
Jet Aviation (Bermuda) Ltd.	Bermuda	100
Jet Aviation (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation (Malaysia) MRO SDN BHD	Malaysia	100
Jet Aviation (Malaysia) SDN, BHD	Malaysia	100
Jet Aviation 125 Services, LLC	Delaware	100
Jet Aviation AG	Switzerland	100
Jet Aviation Airservices Limited	Hong Kong	100
Jet Aviation Australia (QLD) Pty Ltd	Australia	100
Jet Aviation Australia Pty Ltd	Australia	100
Jet Aviation Bozeman, LLC	Montana	100
Jet Aviation Business Jets (Hong Kong) Limited	Hong Kong	100
Jet Aviation Business Jets AG	Switzerland	100
Jet Aviation Business Jets FZCO	UAE	100
Jet Aviation Business Jets San Marino S.R.L.	San Marino	100
Jet Aviation Business Jets Singapore Pte Ltd	Singapore	100

Jet Aviation California, LLC	California	100
Jet Aviation Dulles, LLC	Delaware	100
Jet Aviation Flight Services, Inc.	Maryland	100
Jet Aviation France SAS	France	100
Jet Aviation French Polynesia	French Polynesia	100
Jet Aviation Holding GmbH	Switzerland	100
Jet Aviation Holdings USA, Inc.	Delaware	100
Jet Aviation Houston, Inc.	Texas	100
Jet Aviation International, Inc.	Florida	100
Jet Aviation Malaga SA	Spain	100
Jet Aviation Management AG	Switzerland	100
Jet Aviation Netherlands B.V.	Netherlands	100
Jet Aviation New Caledonia	New Caledonia	100
Jet Aviation NZ Limited	New Zealand	100
Jet Aviation of America, Inc.	Maryland	100
Jet Aviation Opa Locka, LLC	Florida	100
Jet Aviation Savannah Holding, LLC	Delaware	100
Jet Aviation Scottsdale LLC	Arizona	100
Jet Aviation Services GmbH	Germany	100
Jet Aviation St. Louis, Inc.	Missouri	100
Jet Aviation Staffing, LLC	Delaware	100
Jet Aviation Teterboro, L.P.	New Jersey	100
Jet Aviation Texas, Inc.	Texas	100
Jet Aviation/Palm Beach, Inc.	Florida	100
Jet Aviation Vienna GmbH	Austria	100
Longreach Energy, LLC	Delaware	100
Material Service Resources Company, LLC	Delaware	100
Mediaware International Pty Ltd	Australia	100
Metro Machine Corp.	Virginia	100
Midwest Properties Sales, LLC	Delaware	100
NASSCO Holdings Incorporated	Delaware	100
National Steel and Shipbuilding Company	Nevada	100
Newberry Holdings, LLC	Virginia	100
Pazo’s Fuel Services, Inc.	Puerto Rico	100
Plane 79, LLC	Delaware	100
Praxis Engineering Technologies, LLC	Delaware	100
Progeny Systems, LLC	Virginia	100
Proyectos Prohumane Mexico, S.A. de C.V.	Mexico	100
Quincy Maritime Corporation III	Delaware	100
Santa Barbara Sistemas S.A.	Spain	100
Savannah Air Center, LLC	Georgia	100
SERE, LLC	Maine	100
Southern Illinois Recovery, Inc.	Delaware	100
St. Marks Powder, Inc.	Delaware	100
Tecnologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
The Depth of Ideas for General Trading, LLC	Iraq	100
Vangent Servicios de Mexico, S.A. de C.V.	Mexico	100
Vulnerability Research Labs, LLC	Delaware	100